Aristotle/Saul Opportunity Fund
Class I: ARSOX
A series of the Investment Managers Series Trust

Supplement Dated April 1, 2013
To the Summary Prospectus Dated April 2, 2012,
And
To Prospectus and Statement of Additional Information Dated March 30, 2012

Aristotle Capital Management, LLC (the “Advisor”) has agreed to extend its voluntary agreement to limit the Fund’s total annual fund operating expenses to 0.85% of the Fund’s average daily net assets through September 30, 2013.  Accordingly, the following text replaces any inconsistent information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short sales, brokerage commissions, front-end or contingent deferred loads, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I shares of the Fund.  This agreement is effective until April 30, 2013, and may be terminated only by the Board of Trustees.  The Advisor has also agreed to voluntarily waive a portion of its fees and/or to reimburse the Fund for expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85% of the average daily net assets of Class I shares of the Fund through September 30, 2013, The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Please retain this Prospectus Supplement with your records.